UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2009
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	001-34037 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

601 Poydras St., Suite 2400, New Orleans, Louisiana (Address of principal executive offices)	70130 (Zip Code)
(504) 587-7374
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers
     (e) On May 22, 2009, the stockholders of Superior Energy Services, Inc. (the “Company”) approved the Superior Energy Services, Inc. 2009 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to motivate and reward key employees, consultants, and advisors by giving them a proprietary interest in the Company’s success.
     The compensation committee of our board of directors will generally administer the Plan and has authority to make awards under the Plan and to set the terms of those awards. The committee will also generally have the authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for the proper administration of the Plan.
     The types of awards that may be granted under the Plan include stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards. The maximum number of shares of our common stock with respect to which awards may be granted under the Plan is 1,550,000. No individual may receive in any year awards under the Plan, whether payable in cash or shares, that relate to more than 1,000,000 shares of our common stock. Further, the maximum value of an “other stock-based award” that is valued in dollars and that is scheduled to be paid out to a participant in any calendar year is $10 million.
     The Plan may be amended or terminated at any time by our board of directors, subject to the requirement that certain amendments may not be made without stockholder approval. In addition, no amendment may materially impair an award previously granted without the consent of the recipient. Unless terminated sooner, no awards will be made under the Plan after May 22, 2019.
     A more detailed description of the terms of the Plan can be found in the Company’s definitive proxy statement for its 2009 Annual Meeting (the “Proxy Statement”) which was filed with the Securities and Exchange Commission on April 15, 2009, in the section of the Proxy Statement entitled “Proposal to Approve the Superior Energy Services, Inc. 2009 Stock Incentive Plan” and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Plan as attached hereto as Exhibit 10.1.

Item 8.01	Other Events.
     On May 27, 2009, the Company issued a press release announcing the results of the 2009 Annual Meeting. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description
10.1	Superior Energy Services, Inc. 2009 Stock Incentive Plan.
99.1	Press release issued by Superior Energy Services, Inc., dated May 27, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: May 27, 2009

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

10.1	Superior Energy Services, Inc. 2009 Stock Incentive Plan.

99.1	Press release issued by Superior Energy Services, Inc., dated May 27, 2009.